UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 13, 2012

Western Digital Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-08703	33-0956711
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3355 Michelson Drive, Suite 100, Irvine, California		92612
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 672-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

ADOPTION OF CAPITAL ALLOCATION PLAN

On September 13, 2012, Western Digital Corporation (the "Company") announced that the Board of Directors (the "Board") has approved a capital allocation plan pursuant to which it has authorized (i) an additional $1.5 billion for the repurchase of shares of the Company’s common stock, par value $0.01 per share (the "Common Stock"), and (ii) the adoption of a dividend policy (the "Dividend Policy") under which the Company intends to pay a quarterly cash dividend on its Common Stock beginning in the first quarter of its current fiscal year.

Pursuant to the Dividend Policy, on September 13, 2012, directors declared the first cash dividend for the quarter ending September 28, 2012 of $0.25 per share of Common Stock (the "Cash Dividend"). The Cash Dividend will be paid on October 15, 2012 to the Company’s stockholders of record as of September 28, 2012.

Pursuant to the Company’s share repurchase program, the Company may repurchase shares of its Common Stock from time to time, in amounts and at such times as it deems appropriate, subject to market conditions. The Company may make repurchases in the open market, through block trades or otherwise, or in privately negotiated transactions, and any repurchase may be made pursuant to Rule 10b5-1 plans. Repurchases of Common Stock pursuant to the Board’s additional $1.5 billion authorization must be made by September 13, 2017.

The amount and timing of repurchases of Common Stock under the Company’s share repurchase program as well as the amount of future dividends under the Dividend Policy, and the declaration and payment thereof, will be based upon all relevant factors, including the Company’s financial position, results of operations, cash flows, capital requirements and restrictions under the Company’s existing credit agreement, and shall be in compliance with applicable law. The Board retains the power to modify, suspend or cancel the Company’s share repurchase program or the Dividend Policy in any manner and at any time as it may deem necessary or appropriate in the future.

SEPTEMBER QUARTER UPDATE

On September 13, 2012, the Company also announced that revenue for the quarter ending September 28, 2012 would be lower than originally forecasted due to muted demand and inventory rebalancing. The Company now expects the industry’s total available market for hard drives in the September quarter to be approximately 140 million units versus its earlier forecast of 157 million units. As a result, the Company now expects September quarter revenue to be approximately $3.9 billion to $4.0 billion, compared to the previous expectation of $4.2 billion to $4.3 billion. The Company continues to estimate its gross margin for the September quarter to be approximately 30 percent on a non-GAAP basis. The Company also reiterated its non-GAAP earnings per share target of $10 for the fiscal year ending June 28, 2013.

The press release making these announcements is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release issued by Western Digital Corporation on September 13, 2012 announcing a capital allocation plan and providing updated guidance for the September quarter of fiscal 2013.

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements concerning the Company’s capital allocation plans, the total available market for hard drives in the September quarter, and the Company’s financial performance expectations for the September quarter and fiscal year 2013, including its market share, revenue, gross margin and earnings per share. These forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including the impact of continued uncertainty and volatility in global economic conditions; supply and demand conditions in the hard drive industry; uncertainties concerning the availability and cost of commodity materials and specialized product components; actions by competitors; unexpected advances in competing technologies; uncertainties related to the development and introduction of products based on new technologies and expansion into new data storage markets; business conditions and growth in the various hard drive markets; pricing trends and fluctuations in average selling prices; and other risks and uncertainties listed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s recent Form 10-K filed with the SEC on August 20, 2012, to which your attention is directed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances.

In addition, this Form 8-K contains references to forward-looking non-GAAP financial measures. The forward-looking non-GAAP financial guidance provided in this Form 8-K excludes certain items such as amortization of intangibles and the dilutive impact of sales of hard drives to Toshiba in connection with our divestiture transaction. Because the amount of these items cannot be forecasted with certainty or accuracy based on information known to the Company at this time, the Company is unable to provide a reconciliation to the most directly comparable GAAP financial measure. The impact of these excluded items may cause non-GAAP gross margin and earnings per share to differ materially from gross margin and earnings per share calculated in accordance with GAAP.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Digital Corporation

September 13, 2012	By:	/s/ Michael C. Ray

Name: Michael C. Ray
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Western Digital Corporation on September 13, 2012 announcing a capital allocation plan and providing updated guidance for the September quarter of fiscal 2013.